Property, plant and equipment	9 Months Ended
Sep. 30, 2022
Property, plant and equipment [abstract]
Property, plant and equipment

5.	Property, plant and equipment

	Assets under construction	Office and other equipment	Right of use assets	Total
2022	€’000	€’000	€’000	€’000
Cost
At January 1, 2022	17,161	185	1,111	18,457
Additions during the year	9,100	574	893	10,567
At September 30, 2022	26,261	759	2,004	29,024

Depreciation
At January 1, 2022	—	(28)	(318)	(346)
Charge for year	—	(86)	(325)	(411)
At September 30, 2022	—	(114)	(643)	(757)

Net book values
At September 30, 2022	26,261	645	1,361	28,267
At December 31, 2021	17,161	157	793	18,111

	Assets under construction	Office and other equipment	Right of use assets	Total
2021	€’000	€’000	€’000	€’000
Cost
At January 1, 2021	6	—	—	6
Additions during the year	17,155	185	1,111	18,451
At December 31, 2021	17,161	185	1,111	18,457

Depreciation
At January 1, 2021	—	—	—	—
Charge for year	—	(28)	(318)	(346)
At December 31, 2021	—	(28)	(318)	(346)

Net book values
At December 31, 2021	17,161	157	793	18,111
At December 31, 2020	6	—	—	6

Depreciation expense on property and equipment was €0.09 million and €0.03 million for the nine month periods ended September 30, 2022 and 2021, respectively. Assets under construction includes costs mostly related to construction of the Group’s two Évora hydrogen plants, costs incurred on the Group’s HEVO-Sul project and its Benavente production facility.

During the period ended September 30, 2022, the Group entered into a Grant agreement with Agência para o Investimento e Comércio Externo de Portugal, E.P.E. relating to the Benavente production facility. The Group submitted its first claims under this agreement during the nine month period ended September 30, 2022, which amounted to €0.8 million. Using the net presentation method available under IAS 20 Accounting for Government Grants and Disclosure of Government Assistance, the Group has netted this amount against the carrying value of the asset.